GLOBAL X FUNDS
Global X MSCI Pakistan ETF (the “Fund”)

Supplement dated April 21, 2015, to the Prospectus dated
March 1, 2015, as supplemented

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Fund.

Effective immediately, the following paragraphs supplement the existing disclosure in the "Summary of Principal Risks" section of the Prospectus on pages 147-149.

Premium/Discount Risk: Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Small- and Mid-Capitalization Companies Risk: Small- and mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. In addition, these companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE